UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/29/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS     August 29, 2014*      Unaudited

	Principal Amount	Value
Corporate Loans—9.2%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[1]	$50,000	$49,479
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	65,000	66,056
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/9/21[1]	95,000	95,910
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	50,000	51,766
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[1]	5,000	5,063
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	100,000	101,396
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[1]	45,000	43,589
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	213,925	210,716
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	42,000	41,181
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.905%, 1/30/19[1]	205,000	201,797
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[1]	80,000	80,800
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[1]	90,000	90,750
Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	110,000	105,875
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[1]	110,000	110,962
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	193,530	197,691
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[1]	173,262	177,143
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/2/221,[2]	30,000	29,950
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[1]	85,000	85,531
Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 6/27/22[1]	80,000	79,200
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[1]	60,000	60,263
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[1]	35,000	35,306
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 6/26/231,[2]	55,000	55,009
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	45,000	46,462
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	145,000	146,269
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	145,000	147,311

1	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	$155,000	$155,620
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1],[2]	111,000	106,699
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[1]	60,000	60,375
Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[1]	70,000	70,262
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[1]	70,000	69,212
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	114,425	113,109
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	55,000	52,892
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[1]	220,000	217,800
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	120,000	118,688

Total Corporate Loans (Cost $3,274,631)		3,280,132
Corporate Bonds and Notes—87.4%
Consumer Discretionary—16.0%
Auto Components—1.4%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	100,000	103,500
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	130,000	142,025
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	130,000	136,175
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	110,000	111,100

		492,800
Automobiles—0.5%
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	70,000	95,669
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	75,000	79,406

		175,075
Diversified Consumer Services—0.5%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	145,000	155,875
Hotels, Restaurants & Leisure—3.1%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	30,000	31,725
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[3]	65,000	66,219
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[3]	60,000	58,162
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[3]	140,000	150,325
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]	35,000	35,612
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	75,000	77,250
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	55,000	58,437
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	90,000	97,200

2	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		$45,000	$50,288
6.75% Sr. Unsec. Nts., 10/1/20		90,000	99,900
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		100,000	112,250
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]		25,000	25,750
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		95,000	99,038
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[3]		130,000	144,300

			1,106,456
Household Durables—1.9%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]		70,000	67,375
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		135,000	142,931
Jarden Corp.:
3.75% Sr. Unsec. Nts., 10/1/21[3]	EUR	25,000	33,506
6.125% Sr. Unsec. Nts., 11/15/22		20,000	21,250
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]		40,000	40,625
9.125% Sec. Nts., 11/15/20[5]		135,000	149,512
KB Home, 7% Sr. Unsec. Nts., 12/15/21		75,000	81,188
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		130,000	143,650

			680,037
Media—5.1%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]		110,000	116,050
Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[3]		70,000	76,475
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		70,000	72,187
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		140,000	145,775
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		55,000	58,504
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		40,000	44,900
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20		60,000	61,650
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		135,000	143,100
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		140,000	149,100
Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[3]		140,000	144,375
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[3]		45,000	45,113
6.125% Sr. Unsec. Nts., 10/1/22		215,000	226,825
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]		135,000	148,500
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]		200,000	217,500
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]		155,000	166,625

			1,816,679
Multiline Retail—0.5%
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[3,4]		170,000	185,725
Specialty Retail—2.3%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]		135,000	128,250
Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		150,000	133,500
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]		155,000	170,500
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		75,000	84,844

3    OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Specialty Retail (Continued)
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[3]	$19,000	$19,294
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	90,000	99,675
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	55,000	58,300
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	115,000	117,875

		812,238
Textiles, Apparel & Luxury Goods—0.7%
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[3]	30,000	30,450
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	215,000	217,150

		247,600
Consumer Staples—2.5%
Food & Staples Retailing—0.5%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,4]	125,000	123,437
Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21	40,000	42,650

		166,087
Food Products—1.6%
American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[3]	90,000	90,450
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	65,000	67,194
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	127,000	139,382
HJ Heinz Co., 4.25% Sec. Nts., 10/15/20	60,000	60,900
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[3]	160,000	163,152
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	55,000	57,888

		578,966
Tobacco—0.4%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	140,000	149,800
Energy—16.0%
Energy Equipment & Services—2.1%
American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[3]	75,000	73,125
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[3]	95,000	96,187
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	40,000	41,200
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	50,000	50,750
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	61,000	62,830
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	95,000	97,375
McDermott International, Inc., 8% Sec. Nts., 5/1/21[3]	60,000	62,400
North Atlantic Drilling Ltd., 6.25% Sr. Unsec. Nts., 2/1/19[3]	55,000	53,762
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	95,000	97,613
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	47,925
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	65,000	67,113

		750,280

4	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—13.9%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	$30,000	$31,620
6.125% Sr. Unsec. Nts., 7/15/22	65,000	71,012
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[3]	190,000	181,963
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	65,000	68,978
Arch Coal, Inc., 8% Sec. Nts., 1/15/19[3]	70,000	67,725
Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[3]	30,000	30,975
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	55,000	56,100
6.625% Sr. Unsec. Nts., 10/1/20	95,000	100,700
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[3]	30,000	30,150
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	140,000	148,400
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	105,000	112,875
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	65,000	70,119
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	90,000	94,608
5.375% Sr. Unsec. Nts., 6/15/21	20,000	21,250
5.75% Sr. Unsec. Nts., 3/15/23	95,000	106,519
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
6.375% Sr. Unsec. Nts., 3/15/24	60,000	62,400
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]	100,000	96,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	25,000	26,062
6.125% Sr. Unsec. Nts., 3/1/22[3]	85,000	88,719
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	60,000	58,200
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	50,000	53,062
7.50% Sr. Sec. Nts., 10/15/20	75,000	87,187
Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[3]	20,000	20,400
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	90,000	101,475
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	100,000	99,500
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	51,875
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	110,000	116,325
9.75% Sr. Unsec. Nts., 7/15/20	40,000	43,300
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	65,000	70,362
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	100,000	106,000
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	70,000	72,275
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	50,000	53,750
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	55,000	57,200
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	135,000	144,450
8.625% Sr. Unsec. Nts., 4/15/20	50,000	53,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	30,000	30,637

5    OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	$205,000	$217,300
Memorial Production Partners LP/Memorial Production Finance Corp.,
7.625% Sr. Unsec. Nts., 5/1/21	100,000	104,250
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	100,000	108,750
Murray Energy Corp., 9.50% Sr. Sec. Nts., 12/5/20[3]	85,000	93,925
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
8.125% Sr. Sec. Nts., 11/15/21[3]	100,000	104,500
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	90,000	98,550
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	235,000	238,525
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	65,000	69,225
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	105,000	105,000
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	60,000	66,300
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	45,000	48,094
5.00% Sr. Sub. Nts., 3/15/23	15,000	16,012
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	70,000	72,450
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[3]	45,000	46,238
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	72,013
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	44,000	46,640
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[3]	90,000	93,375
7.75% Sr. Unsec. Nts., 6/15/21	50,000	55,750
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	50,000	52,250
7.51% Sr. Unsec. Nts., 3/15/21	137,000	144,535
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	87,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5.50% Sr. Unsec. Nts., 8/15/22	55,000	56,238
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	50,000	52,625
Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[3]	75,000	77,063
U.S. Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[3] (70 is displayed as units)	70	69,300
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	40,000	44,000

		4,926,656
Financials—11.2%
Capital Markets—2.5%
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	150,000	164,250
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[3]	95,000	96,425
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
5.625% Sr. Unsec. Nts., 10/15/21[3]	40,000	42,475
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[3]	145,000	152,069
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20	85,000	87,975

6    OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	$180,000	$195,750
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
6.375% Sr. Unsec. Nts., 5/1/22[3]	40,000	39,900
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	110,000	112,475

		891,319
Commercial Banks—2.6%
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	150,000	158,812
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	215,000	214,475
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[3]	65,000	68,445
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]	195,000	204,750
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[3]	45,000	47,588
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	220,000	211,475

		905,545
Consumer Finance—1.5%
Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	130,000	156,000
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	31,350
Enova International, Inc., 9.75% Sr. Nts., 6/1/21[3]	75,000	76,875
Navient LLC, 6.125% Sr. Unsec. Nts., 3/25/24	100,000	103,125
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	50,000	51,625
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	120,000	127,500

		546,475
Diversified Financial Services—2.1%
Banco BTG Pactual SA (Cayman Islands), 5.75% Sub. Nts., 9/28/22[3]	205,000	202,950
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]	190,000	207,575
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,4]	6,091	6,928
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	145,000	152,250
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	25,000	26,469
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	145,000	148,625

		744,797
Insurance—0.6%
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	130,000	137,475
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	80,000	87,600

		225,075
Real Estate Investment Trusts (REITs)—0.4%
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[3]	70,000	71,400
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	65,000	65,000

		136,400
Real Estate Management & Development—1.4%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[3]	150,000	156,750
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19	170,000	196,690

7	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Real Estate Management & Development (Continued)
Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	$130,000	$137,501

		490,941
Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[3]	40,000	40,300
Health Care—5.0%
Biotechnology—0.2%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	55,000	55,275
Health Care Equipment & Supplies—0.4%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[3]	145,000	138,656
Health Care Providers & Services—4.0%
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[3]	35,000	35,962
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	140,000	151,725
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	30,000	30,487
5.75% Sr. Unsec. Nts., 8/15/22	145,000	155,150
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[3]	25,000	25,313
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	160,000	168,800
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	95,000	102,006
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	135,000	157,613
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	145,000	154,063
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[3]	55,000	55,825
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[3]	100,000	104,750
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	182,766
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	90,000	97,875

		1,422,335
Pharmaceuticals—0.4%
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	45,000	46,069
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[3]	30,000	30,675
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[3]	65,000	70,687

		147,431
Industrials—14.1%
Aerospace & Defense—3.1%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	45,000	48,656
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	240,000	241,800
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	145,000	144,637
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	155,000	167,788
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	125,000	136,563
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[3]	75,000	77,625
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[3]	85,000	86,488
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[3]	75,000	76,406

8	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22[3]	$105,000	$105,131

		1,085,094
Air Freight & Couriers—0.9%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	270,000	274,050
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[3]	45,000	47,025

		321,075
Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	85,000	91,694
Building Products—0.9%
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[3]	95,000	99,987
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	147,487
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10% Sr. Unsec. Nts., 6/1/20[3]	85,000	90,738

		338,212
Commercial Services & Supplies—3.0%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	96,469
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[5]	90,000	94,050
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[3]	115,000	114,137
8.50% Sec. Nts., 9/15/22[3]	100,000	98,000
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	62,000	67,270
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	135,000	153,225
Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20	40,000	43,200
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	240,000	250,200
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[3]	140,000	136,500

		1,053,051
Construction & Engineering—0.5%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[3]	80,000	80,800
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	100,000	103,750

		184,550
Electrical Equipment—0.3%
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	100,000	100,000
Machinery—2.2%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	80,000	84,200
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[5]	85,000	85,956
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	100,000	111,500
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	130,000	143,000
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	135,000	139,387
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	75,000	78,094
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	140,000	149,100

		791,237
Marine—0.3%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	55,000	56,925

9	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Marine (Continued)
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	$55,000	$57,063

		113,988
Professional Services—0.4%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	150,619
Road & Rail—0.6%
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[5]	65,000	68,575
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	180,000	156,150

		224,725
Trading Companies & Distributors—1.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[3]	65,000	66,459
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	180,000	191,700
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	140,000	151,200
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	145,000	148,625

		557,984
Information Technology—5.7%
Communications Equipment—1.3%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	240,000	255,000
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	125,000	125,000
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	65,000	69,875

		449,875
Electronic Equipment, Instruments, & Components—0.4%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	65,000	68,900
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	55,000	57,337

		126,237
Internet Software & Services—0.4%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	158,625
IT Services—1.5%
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[5]	25,000	25,400
First Data Corp., 8.25% Sec. Nts., 1/15/21[3]	125,000	136,875
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	160,000	167,200
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	60,000	52,500
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[3]	145,000	150,800

		532,775
Semiconductors & Semiconductor Equipment—0.7%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	130,000	136,500
10.75% Sr. Unsec. Nts., 8/1/20	85,000	95,838
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[3]	20,000	21,475

		253,813

10	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Software—0.9%
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[5]	$120,000	$123,300
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	130,000	131,950
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3]	70,000	70,612

		325,862
Technology Hardware, Storage & Peripherals—0.5%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	165,000	174,488
Materials—8.4%
Chemicals—1.2%
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	200,000	207,250
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	90,000	84,600
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	155,000	154,613

		446,463
Construction Materials—0.9%
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[3]	135,000	140,738
9.375% Sr. Sec. Nts., 10/12/22[3]	80,000	94,800
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[3]	100,000	98,750

		334,288
Containers & Packaging—1.9%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[3]	75,000	74,437
6.75% Sr. Unsec. Nts., 1/31/21[3]	35,000	35,787
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	16,765	17,142
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22	30,000	29,963
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[3]	70,000	72,100
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	45,000	45,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	20,000	19,725
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21	50,000	51,250
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	41,000	43,409
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	25,000	26,250
9.00% Sr. Unsec. Nts., 4/15/19	95,000	100,225
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[3]	135,000	149,175

		664,463
Metals & Mining—2.6%
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	95,000	99,275
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[3]	20,000	20,859
ArcelorMittal, 6% Sr. Unsec. Nts., 3/1/21	95,000	102,719
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]	55,000	57,475
FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]	95,000	103,847

11	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	$90,000	$91,462
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	60,000	55,050
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	94,456
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[3]	115,000	110,400
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	55,000	55,275
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[3]	95,000	95,238
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	30,000	32,550

		918,606
Paper & Forest Products—1.8%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24	200,000	200,000
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[3]	75,000	77,531
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[3]	230,000	242,650
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	100,000	105,750

		625,931
Telecommunication Services—6.1%
Diversified Telecommunication Services—3.7%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	265,000	279,575
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	200,000	206,000
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	85,000	90,100
7.625% Sr. Unsec. Nts., 4/15/24	40,000	42,700
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	135,000	142,931
Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[3]	25,000	25,187
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	100,000	104,125
6.625% Sr. Unsec. Nts., 4/1/23	145,000	153,338
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[3]	50,000	50,061
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	60,375
7.75% Sr. Unsec. Nts., 10/15/20	65,000	70,363
7.75% Sr. Unsec. Nts., 10/1/21	65,000	71,175

		1,295,930
Wireless Telecommunication Services—2.4%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]	225,000	234,000
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[3]	195,000	213,525
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[3]	100,000	90,500
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[3]	120,000	119,100
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[3]	125,000	132,813
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[3]	70,000	69,565

		859,503

12	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Principal Amount	Value
Utilities—2.4%
Gas Utilities—0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22	$5,000	$5,450
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	70,000	72,275

		77,725
Independent Power and Renewable Electricity Producers—2.0%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21	85,000	97,750
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	50,000	52,375
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	90,000	91,012
7.875% Sr. Sec. Nts., 1/15/23[3]	135,000	150,525
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	64,050
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	60,251
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[3]	55,000	57,888
6.625% Sr. Unsec. Nts., 3/15/23	145,000	154,425

		728,276
Multi-Utilities—0.2%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[3]	55,000	56,100

Total Corporate Bonds and Notes (Cost $30,421,674)		31,030,012
	Shares	Value
Preferred Stock—0.4%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[3] (Cost $125,185)	126	127,311
Total Investments, at Value (Cost $33,821,490)	97.0%	34,437,455
Net Other Assets (Liabilities)	3.0	1,082,203

Net Assets	100.0%	$35,519,658

Footnotes to Statement of Investments

*August 29, 2014 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 29, 2014. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,226,058 or 45.68% of the Fund’s net assets as of August 29, 2014.

4. Interest or dividend is paid-in-kind, when applicable.

5. Restricted security. The aggregate value of restricted securities as of August 29, 2014 was $756,693, which represents 2.13% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

13	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-4/25/14	$85,420	$85,956	$536
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	11/15/13-5/1/14	123,406	123,300	(106)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	90,909	94,050	3,141
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	24,937	25,400	463
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	11/13/13-11/18/13	143,545	149,512	5,967
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/12/13	67,534	68,575	1,041
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	53,233	53,750	517
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	2/28/14-5/14/14	152,881	156,150	3,269

		$741,865	$756,693	$14,828

14	OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Forward Currency Exchange Contracts as of August 29, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation
BOA	01/2015	USD	34	EUR	25	$1,172

Glossary:
Counterparty
Abbreviations
BOA Bank of America NA

Currency abbreviations indicate amounts reporting in currencies
EUR Euro

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$26,086,959	75.7%
Brazil	1,119,014	3.2
Canada	812,344	2.4
Colombia	658,050	1.9
United Kingdom	630,969	1.8
Netherlands	547,456	1.6
Russia	465,475	1.3
India	450,006	1.3
Turkey	397,356	1.1
Chile	381,100	1.1
UAE	334,191	1.0
Ireland	301,925	0.9
Luxembourg	262,792	0.8
South Africa	242,650	0.7
Mexico	235,537	0.7
Jamaica	234,000	0.7
Barbados	207,575	0.6
Israel	192,525	0.6
Nigeria	181,963	0.5
China	156,750	0.4
France	144,375	0.4
Australia	103,847	0.3
Greece	98,125	0.3
Puerto Rico	55,009	0.2
Norway	53,762	0.2
Belgium	53,750	0.2
Germany	29,950	0.1

Total	$34,437,455	100.0%

15	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

STATEMENT OF INVESTMENTS     August 29, 2014*     Unaudited

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 29, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$176,218

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M.

16	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation

Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

17	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

18	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$3,280,132	$—	$3,280,132
Corporate Bonds and Notes	—	31,030,012	—	31,030,012
Preferred Stock	—	127,311	—	127,311

Total Investments, at Value	—	34,437,455	—	34,437,455
Other Financial Instruments:
Foreign currency exchange contracts	—	1,172	—	1,172

Total Assets	$—	$34,438,627	$—	$34,438,627

19	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

20	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 29, 2014, the Fund had daily average contract amounts on forward contracts to sell of $69,580.

21	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

22	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of August 29, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

23	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$33,833,232

Gross unrealized appreciation	$746,732
Gross unrealized depreciation	(142,509)

Net unrealized appreciation	$604,223

24	OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014